EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


            In connection with the accompanying Annual Report on Form 10-KSB for the period ended December 31, 2004 (the "Report") of BV Pharmaceutical, Inc., as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Art Bandenieks, Chief Executive Officer of BV Pharmaceutical, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 28, 2005                        /s/ ART BANDENIEKS
                                             ____________________________
                                                 Art Bandenieks
                                                 Chief Executive Officer